Taxation - Schedule of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred tax assets：
Net operating loss carried forward	$ 21,283	$ 17,749
State net operating loss carried forwards for US entity	638	254
Accrued expenses	268	553
Allowance for expected credit loss	21,352
Inventory write-down	4,027
Property and equipment	795
Total deferred tax assets	48,363	18,556
Less: valuation allowance	(48,363)	(18,556)
Deferred tax assets, net of valuation allowance